Exhibit 32.2

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Steven L. Lindsey, Chief Executive Officer of Spire Missouri Inc., hereby certify that:

(a)

To the best of my knowledge, the accompanying report on Form 10-Q for the period ended June 30, 2024, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)

To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the period ended June 30, 2024, fairly presents, in all material respects, the financial condition and results of operations of Spire Missouri Inc.

Date: July 31, 2024	Signature:	/s/ Steven L. Lindsey
Steven L. Lindsey
Chief Executive Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Adam W. Woodard, Chief Financial Officer of Spire Missouri Inc., hereby certify that:

(a)

To the best of my knowledge, the accompanying report on Form 10-Q for the period ended June 30, 2024, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)

To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the period ended June 30, 2024, fairly presents, in all material respects, the financial condition and results of operations of Spire Missouri Inc.

Date: July 31, 2024	Signature:	/s/ Adam W. Woodard
Adam W. Woodard
Chief Financial Officer